Exhibit 4.1

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE

[MOTIVE LOGO]

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN	CUSIP 61980V 10 7
NEW YORK, NY AND RIDGEFIELD PARK, NJ	SEE REVERSE FOR CERTAIN DEFINITIONS

MOTIVE, INC.

This certifies that                                                                                                                       is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $O.OO1 PER SHARE, OF

MOTIVE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER	COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

SECRETARY	AUTHORIZED SIGNATURE

MOTIVE, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties	under Uniform Gifts to Minors
JT TEN - as joint tenants with right of survivorship and not as tenants in common	Act (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                          hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Shares
of the Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated

NOTICE:	X
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY → PARTICULAR WITHOUT ALTERATION OR EN- LARGEMENT OR ANY CHANGE WHATEVER.	(SIGNATURE)
X
(SIGNATURE)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: